________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2000



                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  000-23447                            36-3915637
           (Commission File Number)        (IRS Employer Identification No.)

                           2801 Slater Road, Suite 200
                           Morrisville, North Carolina               27560
                     (Address of principal executive offices)     (Zip Code)



                                 (919) 595-6000
              (Registrant's telephone number, including area code)


________________________________________________________________________________

         Item 5.  Other Events.

         On July 12, 2000, Midway Airlines Corporation (the "Company") entered into a term sheet to lease three (3) additional newly manufactured Boeing 737-700 aircraft. The aircraft are scheduled for delivery in November 2000, October 2001 and November 2001 and will be equipped with CFM56-7B22 engines. The lease of these three aircraft will increase the number of aircraft in the Company's planned 737 fleet to 20, two of which have been delivered and are now being operated by the Company.

         The Company issued a press release filed herewith as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 99 Press Release, dated July 18, 2000

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MIDWAY AIRLINES CORPORATION


                                      By:  /s/ Jonathan S. Waller
                                           -------------------------------------
Dated:   July 19, 2000                         Jonathan S. Waller
                                               Senior Vice President



                                      -3-